==============================================================================
                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                           Reported): March 30, 2006

                Residential Asset Securitization Trust 2006-A2
                ----------------------------------------------
                      (Exact name of the issuing entity)
          Commission File Number of the issuing entity: 333-127556-24

                               IndyMac MBS, Inc.
                               -----------------
           (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-127556

                             IndyMac Bank, F.S.B.
                             --------------------
            (Exact name of the sponsor as specified in its charter)

            Delaware                                   95-4791925
    -----------------------                    -----------------------
    (State or Other Jurisdiction                  (I.R.S. Employer
 of Incorporation of the depositor)             Identification No.)


         155 North Lake Avenue
          Pasadena, California                          91101
        --------------------------                      -------------
         (Address of Principal                          (Zip Code)
           Executive Offices)



The depositor's telephone number, including area code: (800) 669-2300
                                                       --------------

==============================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
         (17 CFR 240.14a-12(b))

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the
           Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

Characteristics of Mortgage Loans.


         On March 30, 2006, IndyMac MBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of March 1, 2006, by and among the Company, as depositor, IndyMac Bank, F.S.B., as seller and servicer, and Deutsche Bank National Trust Company, as trustee, providing for the issuance of the Company's Residential Asset Securitization Trust 2006-A2, Mortgage Pass-Through Certificates, Series 2006-B (the "Certificates"). The Certificates were issued on March 30, 2006. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

         The tables annexed as Exhibit 99.1 hereto describe characteristics of the Mortgage Loans as of the Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the Mortgage Loans as of the Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.


Section 9. Financial Statements and Exhibits.
         Item 9.01.

         (a)      Financial statements of business acquired.

                  Not applicable

         (b)      Pro forma financial information.

                  Not applicable.

         (c)      Shell Company Transactions.

                  Not applicable

         (d)      Exhibits:

         99.1     Characteristics of Mortgage Loans

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              INDYMAC MBS, INC.



                                              By:  /s/ Victor H. Woodworth
                                                   -------------------------
                                                     Victor H. Woodworth
                                                     Vice President



Dated: April 6, 2006

                                 Exhibit Index

Exhibit
-------

99.1              Characteristics of Mortgage Loans